Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Christopher O. Petersen, President and Principal Executive Officer of Columbia ETF Trust I (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/21/2017	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

I, Michael G. Clarke, Treasurer and Chief Financial Officer of Columbia ETF Trust I (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/21/2017	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer